UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  February 9, 2005               Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                       54-1375874
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


 101 Hubbard Street
 Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code: (540) 951-6300
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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
               OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Departure of Directors under Item 5.02 (b).

National Bankshares, Inc. announces that, because of planned retirements, William T. Peery and James A. Deskins, Sr. will not stand for re-election at the Annual Meeting of Stockholders scheduled for April 12, 2005.





                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  February 9, 2005             By:  /s/ JAMES G. RAKES
                                         ---------------------------------------
                                         James G. Rakes
                                         Chairman
                                         President and Chief Executive Officer



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